                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                              --------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): August 12, 2002


                         BRUSH ENGINEERED MATERIALS INC.
             (exact name of registrant as specified in its charter)



Ohio                                001-15885                34-1919973
State of other juris-               (Commission              (IRS Employer
Diction of incorporation)           File Number)             Identification No.)


17876 St. Clair Avenue              Cleveland, Ohio          44110
(Address of principal executive offices)                     (Zip Code)




Registrant's telephone number, including area code:  (216) 486-4200



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Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits
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            (C)      Exhibits

                     99.1 Certification of Brush Engineered Materials Inc. Quarterly Report on Form 10-Q for the period ended June 28, 2002, by Gordon D. Harnett, as President, Chairman of the Board and Chief Executive Officer, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

                     99.2 Certification of Brush Engineered Materials Inc. Quarterly Report on Form 10-Q for the period ended June 28, 2002, by John D. Grampa, as Vice President Finance and Chief Financial Officer, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.


Item 9.     Regulation FD Disclosure
            ------------------------

         Each of Gordon D. Harnett, President, Chairman of the Board and Chief Executive Officer, and John D. Grampa, Vice President Finance and Chief Financial Officer, of Brush Engineered Materials Inc. has submitted to the Securities and Exchange Commission the certification of Brush Engineered Materials Inc.'s Quarterly Report on Form 10-Q for the period ended June 28, 2002, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Copies of these statements are attached hereto as Exhibits 99.1 and 99.2.



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                                   SIGNATURES
                                   ----------


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  BRUSH ENGINEERED MATERIALS, INC.



Date: August 12, 2002             By: /s/Michael C. Hasychak
                                         Vice President, Secretary and Treasurer





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                                INDEX TO EXHIBITS



    Exhibit Number                       Description of Exhibit
    --------------                       ----------------------

         99.1 Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

         99.2 Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.